                                                                    EXHIBIT 99.1

                      TRANSMITTAL OF FINANCIAL REPORTS AND
                        CERTIFICATION OF COMPLIANCE WITH
                UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR
                          THE PERIOD ENDED: 2-28-97

IN RE:                                 :
                                          CASE NO: 96-15177
Fretter Inc.                           :  Chapter 11
                                          Judge Morgenstern-Clarren
                                       :
------------------------------------
                              Debtor
                                       :

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

       X    Operating Statement              (Form 2)
     -----
       X    Balance Sheet                    (Form 3)
     -----
       X    Summary of Operations            (Form 4)
     -----
       X    Monthly Cash Statements          (Form 5)
     -----
       X    Statement of Compensation        (Form 6)
     -----

     -----  -----------------------------------------

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated:

2. That the insurance as described in Section 4 of the Operating Instructions and Reporting Requirements for Chapter 11 Cases IS/IS NOT in effect; and, (if not, attach written explanation)

3. That all postpetition taxes as described in Sections 1 and 14 of the Operating Instructions and Reporting Requirements For Chapter 11 cases ARE/ARE NOT current. (If not, attach written explanation)

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization. Explain on separate sheet if not true.

I hereby certify, under penalty of perjury, that the information provided herein is true and correct to the best of my information and belief.

Dated: 3/19/97                         /s/ J. Michael McLean
                                       --------------------------
                                       Debtor in Possession

                                       Controller    810-220-5007
                                       ----------    ------------
                                       Title         Phone

                           OPERATING STATEMENT (P&L)
                           -------------------------
                                (Accrual Basis)
                                ---------------

Debtor:  Fretter Inc.                                         Case No:  96-15177

                            Month Ending:  2/28/97

                                                                      Total
                                                    Current Month  Since Filing
Total Revenue/Sales                                       4,650        521,916
Cost of Sales                                             4,650        494,479
                                                      ---------    -----------

Gross Profit                                                  0         27,437
                                                      =========    ===========

         EXPENSES:
         --------

Officer Compensation                                     14,051        185,369
Salary Expenses other Employees                          28,370        201,231
Employee Benefits & Pensions
Payroll Taxes                                             6,615         29,657
Other Taxes                                               9,200         49,954
Rent and Lease Expense
Interest Expense                                        326,072      1,780,529
Insurance                                                40,057        211,796
Automobile and Truck Expense
Utilities (gas, electric, phone alarms)                  11,903         85,853
Depreciation
Travel and Entertainment                                     45          5,392
Repairs and Maintenance                                   8,469         28,154
Advertising
Supplies, Office Expenses, etc.                           9,033         33,312
Other:  Specify Director & Trustee Fees                   6,567         31,657
Other:  Specify Misc. Fees                                               1,383

TOTAL EXPENSES:                                         460,382      2,644,287
                                                      ---------    -----------

NET OPERATING PROFIT/(LOSS)                            (460,382)    (2,616,850)
                                                      =========    ===========

Add:  Non-Operating Income:
       Interest Income
       Other Income                                     159,460        773,931

Less: Non-Operating Expenses:
       Professional Fees
       Other                                             61,373        311,349
                                                      ---------    -----------

NET INCOME / (LOSS)                                    (362,295)    (2,154,268)
                                                      =========    ===========

                                BALANCE SHEET *
                                -------------




Debtor:  Fretter Inc.                                         Case No:  96-15177

                            Month Ending:  2/28/97

ASSETS:                             Current Month    Prior Month    At Filing
Cash:                                     105,272        9,331           89,252
Inventory:                                297,005      301,655          791,999
Accounts Receivables: **               34,904,797   35,279,027       35,930,804
Insider Receivables                     7,414,781    7,431,257        7,424,547
Land and Buildings:                    49,365,801   49,365,801       49,365,801
Furniture, Fixtures & Equip:              261,598      261,598          418,000
Accumulated Depreciation:             (10,757,354) (10,729,582)     (10,623,681)
Other: Prepaids & misc.                   745,720      529,178          807,689
Other: Utility deposits                    53,760       53,802
                                      -----------  -----------      -----------

TOTAL ASSETS:                          82,391,381   82,507,472       84,204,411
                                      ===========  ===========      ===========

LIABILITIES:

Postpetition Liabilities:
Accounts Payable:                         362,737      362,737
Wages and Salaries:                        21,795       42,293
Taxes Payable:                            165,566      132,051
Other:                                  1,827,941    1,511,236            1,390
                                      -----------  -----------      -----------
TOTAL Postpetition Liab.                2,378,039    2,048,317            1,390
                                      ===========  ===========      ===========

Secured Liabilities:
Subject to Postpetition
Collateral or Financing Order          29,002,401   29,002,401       29,002,401
All other Secured Liab.                 5,844,241    5,915,876        7,371,875
                                      -----------  -----------      -----------
TOTAL Secured Liabilities:             34,846,642   34,918,277       36,374,276
                                      ===========  ===========      ===========

Prepetition Liabilities:
Taxes & Other Priority Liab.              939,332      928,999        1,132,770
Unsecured Liabilities                   6,674,431    6,674,431        6,849,397
Other: Accrued Liabilities              5,352,917    5,386,706        5,449,917
                                      -----------  -----------      -----------
TOTAL Prepetition Liab.                12,966,680   12,990,136       13,432,084
                                      ===========  ===========      ===========

Redeemable Preferred Stock             48,265,040   48,265,040       48,265,040
Equity:
Owners Capital:                         1,692,451    1,692,451        1,692,451
Retained Earnings-Pre Pet.            (15,603,203) (15,614,776)     (15,560,830)
Retained Earnings-Post Pet.            (2,154,268)  (1,791,973)               0
                                      -----------  -----------      -----------
TOTAL Equity:                         (16,065,020) (15,714,298)     (13,868,379)
                                      ===========  ===========      ===========
TOTAL LIABILITIES
AND EQUITY:                            82,391,381   82,507,472       84,204,411
                                      ===========   ==========      ===========

________________________________

 *    Preliminary Estimate
 **   Includes contingent receivable from Silo, Inc.
       Collectibility indeterminate

                             SUMMARY OF OPERATIONS
                             ---------------------

                            Period Ended:   2/28/97
Debtor:  Fretter Inc.                                         Case No:  96-15177

                     Schedule of Postpetition Taxes Payable
                     --------------------------------------

                              Beginning   Accrued/  Payments/   Ending
                               Balance    Withheld  Deposits   Balance
                              ----------  --------  ---------  --------
Income Taxes Withheld:
Federal:                              0     13,354     13,354        0
State:                                0      3,141      3,141        0
Local:

FICA Withheld:                        0      5,700      5,700        0

Employers FICA:                       0      5,700      5,700        0

Unemployment Tax:
Federal:                            327        191                 518
State:                            1,724        725               2,449

Sales, Use & Excise Taxes:                      99                  99

Property Taxes:                 130,000     32,500             162,500

Workers' Compensation

Other:  401(k)
                                -------     ------     ------   ------

TOTALS:                         132,051     61,140     27,895  165,566
                                =======     ======     ======  =======

                          AGING OF ACCOUNTS RECEIVABLE
                       AND POSTPETITION ACCOUNTS PAYABLE

Age in Days                       0-30       30-60    Over 60

PostPetition
Accounts Payable                ______      ______     ______

Accounts Receivable             ______      ______     ______

For all postpetition accounts payable over 30 days old, please attach a sheet listing each such account, to whom the account is owed, the date the account was opened, and the reason for non payment of the account.

Describe events or factors occurring during this reporting period materially affecting operations and formulation of a Plan of Reorganization.

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

                             MONTHLY CASH STATEMENT

Debtor:  Fretter, Inc.                              Statement for the period:

Case #:  96-15177                                   From: 2-1-97   To:  2-28-97

Cash Activity Analysis (Cash Basis Only):

                                           General      Payroll        Tax       Cash Coll.      B.T.
                                            Acct.        Acct.        Acct.      Acct. B.T.    Direct(1)
                                           -------      -------       -----      ---------     ---------
A.  Beginning Balance:                     6,128.06      (114.35)    2,108.59     1,208.41        --
                                         ----------    ---------    ---------    ---------    ----------
B.  Receipts. Attach
    separate schedule:                   227,058.75    52,658.86    13,123.23         2.41     71,635.44
                                         ----------    ---------    ---------    ---------    ----------
C.  Balance Available
    (A + B):                             233,186.81    52,544.51    15,231.82     1,210.82
                                         ----------    ---------    ---------    ---------    ----------

D.  Less Disbursements
    Attach separate
    schedule                             132,341.57    52,338.31    12,212.83         9.00     71,635.44
                                         ----------    ---------    ---------    ---------    ----------

E.  ENDING BALANCE
    (C-D)                                100,845.24       206.20     3,018.99     1,201.82        --
                                         ==========    =========    =========    =========    ==========

(PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM EACH
 ACCOUNT)

General Account:
     1.   Depository Name & Location      Michigan National Bank, Brighton, MI
     2.   Account Number                  4707-38120-0

Payroll Account:
     1.   Depository Name & Location      Michigan National Bank, Brighton, MI
     2.   Account Number                  4707-38024-4

Tax Account:
     1.   Depository Name & Location      Michigan National Bank, Brighton, MI
     2.   Account Number                  4707-38128-3

Other monies on hand (specify type and location) (i.e., CD's petty cash):

BT Collateral Acct. - Old Kent Bank, Acct. No 229377
BT Direct - BT cash collateral is forwarded directly to B.T.


Date:  3-19-97
                                   -----------------------
                                   Debtor in Possession

                       MONTHLY STATEMENT OF COMPENSATION
                       ---------------------------------

     The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. Attach additional pages if necessary.

Name:  John B. Hurley         Capacity:     X    Principal
                                          -----
                                            X    Officer
                                          -----
                                            X    Director
                                          -----
                                            X    Insider
                                          -----

Detailed Description of Duties: As President and CEO, directs all financial, administrative and merchandising activities, with direct responsibility for sale of real estate, legal settlements and cash flow planning

Current Compensation Paid:
                              Weekly      or        Monthly

                             ________                 7,000

Current Benefits Received:
                              Weekly      or        Monthly

Health Insurance             ________               ________

Life Insurance               ________               ________

Retirement                   ________               ________

Company Vehicle              ________               ________

Entertainment                ________               ________

Travel                       ________               ________

Other Benefits               ________               ________

CURRENT TOTAL:
                              Weekly      or        Monthly

                             ________               ________


Dated:  3/19/97                      __________________________________________
       --------------------          Principal, Officer, Director, Insider

                       MONTHLY STATEMENT OF COMPENSATION
                       ---------------------------------

          The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. Attach additional pages if necessary.

Name:  J. Michael McLean      Capacity:               Principal
                                              ------
                                                X     Officer
                                              ------
                                                      Director
                                              ------
                                                      Insider
                                              ------

Detailed Description of Duties: As Controller, directs accounting, payroll, benefit plans and tax filings as well as assists in cash flow planning

Current Compensation Paid:
                              Weekly      or        Monthly

                                                    9,167
                              ------                ------

Current Benefits Received:
                              Weekly      or        Monthly

Health Insurance              ------                ------

Life Insurance                ------                ------

Retirement                    ------                ------

Company Vehicle               ------                ------

Entertainment                 ------                ------

Travel                        ------                ------

Other Benefits                ------                ------

CURRENT TOTAL:
                              Weekly      or        Monthly

                              ------                ------


Dated: 3/19/97                       ------------------------------------
       --------------------          Principal, Officer, Director, Insider

                           LIST OF OMITTED SCHEDULES

1. Schedule of Michigan National Bank February 1997 Cash Receipts (Account Number 4707-38120-0)

2. Schedule of Michigan National Bank February 1997 Cash Disbursements (Account Number 4707-38120-0)

3. Michigan National Bank Statement of Account for the Period February 1, 1997 to February 28, 1997 (Account Number 4707-38120-0)

4. Michigan National Bank Statement of Account for the Period February 1, 1997 to February 28, 1997 (Account Number 4707-38024-4)

5. Schedule of Michigan National Bank Payroll Account February 1997 Cash Receipts and Disbursements (Account Number 4707-38024-4)

6. Schedules of Michigan National Bank Tax Account February 1997 Cash Receipts and Disbursements (Account Number 4707-38128-3)

7. Michigan National Bank Statement of Account for the Period February 1, 1997 to February 28, 1997 (Account Number 4707-38128-3)

8.  Schedules of Old Kent Cash Receipts and Disbursements (Account Number
229377)

9. Old Kent Bank Statement of Account for the Period February 1, 1997 through February 28, 1997 (Account Number 229377)

10.  Schedule of Bankers Trust Cash Receipts